EXHIBIT 99.1

LETTER OF TRANSMITTAL

EXCHANGE OFFER
(PURSUANT TO THE PROSPECTUS DATED          , 2006)
6.75% Senior Notes due 2013
for all outstanding and unregistered
6.75% Senior Notes due 2013
and
6.875% Senior Notes due 2016
for all outstanding and unregistered
6.875% Senior Notes due 2016

OF
MGM MIRAGE

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON          , 2006, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

By Regular, Registered or Certified Mail,
By Overnight Courier or By Hand:

By Facsimile:	U.S. Bank National Association	Confirm by Telephone:
Attn: Specialized Finance
(651) 495-8158	60 Livingston Avenue	(800) 934-6802
St. Paul, MN 55107-2292

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

The undersigned hereby acknowledges receipt of the Prospectus, dated          , 2006 (as it may be amended or supplemented from time to time, the “Prospectus”), of MGM MIRAGE, a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $500,000,000 in aggregate principal amount of its 6.75% Senior Notes due 2013 (the “New 2013 Notes”), and up to $250,000,000 in aggregate principal amount of its 6.875% Senior Notes due 2016 (the “New 2016 Notes, and together with the New 2013 Notes, the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 6.75% Senior Notes due 2013 (the “Old 2013 Notes”), of which $500,000,000 principal amount is outstanding, and for each $1,000 principal amount of its outstanding 6.875% Senior Notes due 2016 (the “Old 2016 Notes” and together with the Old 2013 Notes, the “Old Notes”), of which $250,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Capitalized terms not otherwise defined in this Letter of Transmittal are defined in the Prospectus.

This Letter of Transmittal is to be used if (1) certificates of Old Notes are to be forwarded to the Exchange Agent, (2) delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth under the heading “The Exchange Offer — Procedures for Tendering Old Notes” in the Prospectus or (3) tender of the Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures.”

Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the heading “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2 to this Letter of Transmittal.

Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal should be directed to the Exchange Agent.

NOTE:	SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 4 to this Letter of Transmittal.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING BOXES:

DESCRIPTION OF OLD 2013 NOTES TENDERED
Name(s) and Address(es) of Registered
Holder
(Fill in, if blank)	Old 2013 Notes Tendered
	Certificate or	Aggregate Principal
	Registration	Amount Represented	Principal Amount
	Number(s)*	by Old Notes	Tendered**
		$	$

	Total Amount Tendered:	$	$
* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

DESCRIPTION OF OLD 2016 NOTES TENDERED
Name(s) and Address(es) of Registered
Holder
(Fill in, if blank)	Old 2016 Notes Tendered
	Certificate or	Aggregate Principal
	Registration	Amount Represented	Principal Amount
	Number(s)*	by Old Notes	Tendered**
		$	$

	Total Amount Tendered:	$	$
* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

(THE FOLLOWING BOXES ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution That Guaranteed Delivery:

If Guaranteed Delivery is to be made by book-entry transfer:

DTC Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Telephone Number and Contact Person:

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Old 2013 Notes in exchange for an identical principal amount of New 2013 Notes and the above described principal amount of Old 2016 Notes in exchange for an identical principal amount of New 2016 Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered with this Letter of Transmittal, including all rights to accrued and unpaid interest on such Old Notes as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (1) THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE NEW NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES; (2) WHEN THE OLD NOTES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE TO SUCH OLD NOTES, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND (3) THE OLD NOTES TENDERED WITH THIS LETTER OF TRANSMITTAL ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED WITH THIS LETTER OF TRANSMITTAL. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures set forth in “The Exchange Offer — Procedures for Tendering Old Notes” in the Prospectus and in the instructions to this Letter of Transmittal will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that (1) acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange for such Old Notes shall constitute performance in full by the Company of its obligations under the registration rights agreement that contemplates the registration of the Old Notes under the Securities Act and (2) the Company shall have no further obligations or liabilities under such registration rights agreement for the registration of the Old Notes or the New Notes.

The Exchange Offer is not conditioned upon any principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the heading “The Exchange Offer — Conditions of the Exchange Offer.” The undersigned recognizes that, as a result of these conditions (which may be waived, in whole or in part, by the Company) and as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered with this Letter of Transmittal and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered with this Letter of Transmittal should be printed below, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The undersigned acknowledges that the Exchange Offer is being made in reliance on the position of the staff of the Securities and Exchange Commission as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that New Notes issued pursuant to the Exchange Offer to a holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder other than (1) a broker-dealer that purchased Old Notes directly from the Company to resell them pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, (2) an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act, (3) a holder that intends to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the New Notes or (4) a holder that does not acquire the New Notes in the ordinary course of its business. Accordingly, the undersigned represents that (1) it is not a broker-dealer that acquired Old Notes directly from the Company in order to resell them pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act, (2) it is not an “affiliate” of the Company as defined in Rule 405 under the Securities Act, (3) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes and (4) it will acquire the New Notes in the ordinary course of its business.

If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it further represents that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. However, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of Section 2(11) of the Securities Act. Failure to comply with any of the above-mentioned requirements could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

The undersigned acknowledges that if it is unable to make the above representations to the Company, it will not be able to rely on the interpretations of the staff of the Securities and Exchange Commission described above and, therefore, will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such New Notes unless such sale is made pursuant to an exemption from such requirements.

Unless otherwise indicated in the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered with this Letter of Transmittal but not exchanged, will be registered in the name of the undersigned and will be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal or if a New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown in this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal, all signatures must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3 to this Letter of Transmittal).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned. Any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn in accordance with Instruction 3 to this Letter of Transmittal at any time prior to 5:00 p.m. New York City time on the Expiration Date.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD 2013 NOTES TENDERED” AND/OR “DESCRIPTION OF OLD 2016 NOTES TENDERED” AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES DESCRIBED IN EITHER SUCH BOX.

REGISTERED HOLDERS OF OLD NOTES SIGN HERE
(IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by the person(s) authorized to become the registered holder(s) by properly completed bond powers transmitted with this Letter of Transmittal. See Instruction 4 to this Letter of Transmittal. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:

Title:	Title:

Address:	Address:

Telephone Number:	Telephone Number:

Dated:	Dated:

Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

Signature Guarantee
(If required—see Instruction 4)

Signature(s) Guaranteed:	Date:
Authorized Signature

Date: _ _
Authorized Signature

Name of Medallion Signature Guarantor(s):

Address:

Capacity (full title):

Telephone Number:
Zip Code

SPECIAL EXCHANGE INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if the New Notes or any Old Notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.

Issue:  ☐ New Notes to:  ☐ Old Notes to:

Name(s)

Address

Telephone Number:

Book-Entry Transfer Facility Account:

(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if the New Notes or any Old Notes that are not tendered or are not accepted are to be sent to someone other than the undersigned or to the undersigned at an address other than the address set forth under “Description of Old Notes Tendered.”

Mail:  ☐ New Notes to:  ☐ Old Notes to:
Name(s)

Address

Telephone Number:

(Tax Identification or Social Security Number)

INSTRUCTIONS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER)

1.	DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth in this Letter of Transmittal on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, the Company recommends that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If a beneficial holder wishes to tender directly, the beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery of the Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

2.	GUARANTEED DELIVERY PROCEDURES.

Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available, (2) who are unable to deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (3) who cannot complete the procedures for book-entry transfers on a timely basis, may effect a tender if:

a. the tender is made by or through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, (an “Eligible Institution”);

b. on or before the Expiration Date, the Exchange Agent receives from such holder and the Eligible Institution a properly completed and executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder of Old Notes, the certificate or registration number(s) of the tendered Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within four (4) business days after the Expiration Date, the tendered Old Notes, a properly completed and executed Letter of Transmittal and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

c. a properly completed and executed Letter of Transmittal, any other required documents and tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC) must be received by the Exchange Agent within four (4) business days after the Expiration Date.

Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

3.	PARTIAL TENDERS; WITHDRAWALS.

Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount Tendered” of the box entitled “Description of Old 2013

Notes Tendered” or “Description of Old 2016 Notes Tendered.” A newly issued Old 2013 Note or Old 2016 Note, as the case may be for the principal amount of Old Notes submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Letter of Transmittal are completed, as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, after which tenders of Old Notes are irrevocable. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the Old Notes to be withdrawn (the “Depositor”), (2) identify the Old Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Old Notes or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature guaranteed by a participant in a recognized Medallion Signature Program (a “Medallion Signature Guarantor”) together with the other documents required upon transfer by the indenture governing the Old Notes and the New Notes and (4) specify the name in which such Old Notes are to be registered, if different from that of the Depositor, pursuant to such documents of transfer.

All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder without cost to such holder as soon as practicable after withdrawal.

4.	SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered with this Letter of Transmittal, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

If any of the Old Notes tendered with this Letter of Transmittal are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a Medallion Signature Guarantor unless the Old Notes tendered with this Letter of Transmittal are tendered (1) by a registered holder who has not completed the box entitled “Special Exchange Instructions” or “Special Delivery Instructions” on the Letter of Transmittal or (2) for the account of an Eligible Institution.

If this Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described in this Letter of Transmittal, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered with this Letter of Transmittal, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

5.	SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder’s account at DTC.

6.	TRANSFER TAXES.

The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchanged Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of those transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Letter of Transmittal.

7.	WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Prospectus.

8.	MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

10.	VALIDITY AND FORM.

All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old Notes either before or after the Expiration Date, including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties.

Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

11.	IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a holder tendering Old Notes is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Internal Revenue Service Form W-9 below. If such holder is an individual, the TIN is the holder’s social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to tendered Old Notes may be subject to backup withholding.

Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. A holder who satisfies one or more of the conditions set forth in Part 2 of the Form W-9 should execute the certification following such Part 2. In order for a foreign holder to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder’s exempt status

If backup withholding applies, the Exchange Agent is required to withhold at a rate of 28% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

To prevent backup withholding on payments that are made to a holder with respect to Old Notes tendered for exchange, the holder is required to notify the Exchange Agent of his or her correct TIN by completing the form in this Letter of Transmittal certifying that the TIN provided on Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) such holder is exempt, (2) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

Each holder is required to give the Exchange Agent the social security number or employer identification number of the record holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual holder, consult the instructions on Form W-9, which are enclosed with this Letter of Transmittal, for additional guidance on which number to report.

If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write “Applied For” in the space for the TIN on Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 28% of all payments made thereafter until a TIN is provided to the Exchange Agent.

Foreign persons should consult the instructions to form W-8BEN for guidance on establishing an exemption from backup withholding, if available.

IMPORTANT:	THIS LETTER OF TRANSMITTAL (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Request for Taxpayer
	Identification Number and Certification	Give this form to the requestor.
Form W-9	U.S. Bank National Association	Do NOT send to the IRS.

Individual or business name (if joint account, list first and circle the name of person or entity whose number you furnish in Part I below):

Check appropriate box: ☐ Individual/Sole Proprietor☐ Corporation☐ Partnership☐ Other _ _

Address (number, street, and apt. or suite no.):

City, state and ZIP code:

Part I	Taxpayer Identification Number (“TIN”)

☐ Applied For

Enter your TIN on the appropriate line. For individuals, it is your Social Security Number. For other entities, it is your Employer Identification Number. (See page 2 of the Guidelines for further clarification. Even if you are exempt from backup withholding, you should still complete and sign the certificate below.)		Social Security Number – – OR Employer Identification Number –

Part II	Payees Exempt From Backup Withholding

Part III	Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return (See page 2 of the Guidelines for further clarification). Under penalties of perjury, I certify that:
1. ☐ The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),2. ☐ I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. ☐ I am a person (including a U.S. resident alien).

Please Sign Here	Signature _ _ Date _ _
Please Print or Type

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE CONSENT SOLICITATION. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART I OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor by the time that payments are made to me pursuant to the Offer and Consent Solicitation, the payor may be required to withhold up to 28% of such payments.

Signature: _ _ Date: _ _, 2005